SUPPLEMENT DATED JULY 5, 2023 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Real Estate Fund
Invesco V.I. Global Real Estate Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Chip McKinley no longer serves as a Portfolio Manager of the Funds. All references to Mr. McKinley in the Summary and Statutory Prospectuses and Statements of Additional Information are hereby removed.
ACST-AIS-AVIF-SUMSTATSAI-SUP 070523